Exhibit 99.1

A Uniquely Diversified Public Approach to Private Company Ownership OTCQB: EFSH September 2020

Legal Disclaimer 2 This presentation contains certain forward - looking statements within the meaning of the federal securities laws . These statements may be made a part of this presentation or by reference to other documents we file with the SEC . Some of the forward - looking statements can be identified by the use of forward - looking words . Statements that are not historical in nature, including the words “anticipate,” “may,” “estimate,” “should,” “seek,” “expect,” “plan,” “believe,” “intend,” and similar words, or the negatives of those words, are intended to identify forward - looking statements . Certain statements regarding the following particularly are forward - looking in nature : Future financial performance, market forecasts or projections, projected capital expenditures ; Our business strategy . All forward - looking statements are based on our management’s beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to it . These statements are not statements of historical fact . Forward - looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial position . Our actual results may differ materially from the results discussed in forward - looking statements . Factors that might cause such a difference include, but are not limited to the risks set forth in “Risk Factors” included in our SEC filings . The specific discussions contained in this presentation about our company include financial projections and future estimates and expectations about our company’s business . The projections, estimates and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events . All the projections and estimates are based exclusively on our company management’s own assessment of its business, the industry in which it works and the economy at large and other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities . The actual results may differ significantly from the projections . Potential shareholders should not make an investment decision based solely on our company’s projections, estimates or expectations .

3 It's not always easy to do what's unpopular, but that's where you generate above average returns. Buy businesses that look mundane to narrow - minded investors and hang on until their real value is recognized. - 1847 “channeling” John Neff

1847 Holdings LLC | OTCQB: EFSH | September 2020 4 Corporate Overview o Owner and manager of a diverse group of lower middle - market businesses that have traditionally been owned by private investors, headquartered in the US, operating across an array of industries ▪ Current and future subsidiaries are niche market leaders that generate high free cash flow, operate in attractive industries, have defensible market positions, demonstrate a strong “reason to exist” and have been acquired at high EBITDA yields (20% to 33%) relative to Purchase Price/Enterprise Value o Focused on building long - term value with plans to distribute income annually and divest opportunistically when capital reallocation is appropriate ▪ Public structure facilitates the combination of an entrepreneurial culture and speed of a private equity firm with a long - term view and approach of a strategic acquirer ▪ Committed to delivering a 10% or higher annual dividend on our book value of equity while retaining enough earnings to fuel internal and external growth o Structured as a publicly traded partnership ▪ Not a BDC or REIT, but can distribute income as tax effectively as both Recent Price $2.71 Market Cap $8.7M Shares Outstanding 3.2M Float 0.2M Avg. Volume (30 - day) 1,995 Fiscal Year Dec. 31 Key Stats (as of August 28, 2020)

5 Investment Highlights ▪ Growth and Income – fueled by the diversified cash flows from 1847’s current and future controlled operating subsidiaries ▪ Access to a Unique Asset Class – provided through the 1847 strategy of acquiring leading lower middle - market niche businesses (Positive EBITDA < or = $2.0MM) ▪ No Arbitrary Mark - Up of Assets – asset values will rise and fall only on retained earnings and impairments (mark downs), as appropriate ▪ Transparent Reporting – operating as an SEC - registered public company; intend to uplist to NASDAQ in 2020 ▪ Solid Foundation – 3 completed acquisitions generating a combined ~$60MM+ revenue ( ttm ) ▪ A Distinctly Positive Arbitrage Opportunity – acquisition yield (20% - 33%) > dividend yield (10%) 1847 Holdings LLC | OTCQB: EFSH | September 2020

6 The Typical Private Equity Fund: Structure 1847 Holdings LLC | OTCQB: EFSH | September 2020 Limited Partners (Investors) (public pension funds, corporate pension funds, endowments, foundations, sovereign wealth funds, family offices and high net worth individuals and retail investors) General Partner (External Manager) LP Commitment and Managers of the Private Equity Fund LP Commitments Private Equity Fund (Finite Life Limited Partnership) Portfolio Company I Future Portfolio Company Portfolio Company II Future Portfolio Company Portfolio Company III

7 The Typical Private Equity Fund: Structure 1847 Holdings LLC | OTCQB: EFSH | September 2020 Shareholders (Investors) (public pension funds, corporate pension funds, endowments, foundations, sovereign wealth funds, family offices and high net worth individuals and retail investors) 1847 Partners LLC (External Manager) Common Interest Holders and Managers of the PTP Common Interest Holders 1847 Holdings LLC (A Publicly - Traded Partnership) 1847 Neese Inc. Future 1847 Subsidiary 1847 Goedeker Inc. Future 1847 Subsidiary 1847 Asien Inc.

8 Peer Comp Performance Compass Diversified Holdings ( NYSE : CODI) , with current market cap in excess of $ 955 m illion , has proven the positive return possibilities available for a “true” public - private holding company platform while seeking acquisitions in the highly competitive middle market category . 13.0% 124.3% 185.1% 295.9% 0% 50% 100% 150% 200% 250% 300% 350% XLF Russell 2000 S&P 500 CODI Total Return from May 2006 (CODI IPO) through May 2020 1847 Holdings LLC | OTCQB: EFSH | September 2020

9 Acquisition Strategy & Philosophy ▪ Mission – preferred partner for today’s “nano - cap” companies in the U.S. ▪ Objective – acquire stable businesses at accretive pricing to our existing book value with limited risk of cash flow volatility and technological disintermediation ▪ Acquisition Size and Structure – control buyouts or recapitalizations of companies with enterprise values between $5 and $10 million financed primarily with seller financing and asset - based leverage initially, limiting up - front equity invested to ensure an alignment of interest with the sellers ▪ Core Acquisition/Management Philosophies – (a) partner with management ; (b) created value through operations vs. financial engineering ; (c) willingness to own assets for the long term 1847 Holdings LLC | OTCQB: EFSH | September 2020

10 Acquisition Criteria x Targeting lower middle - market (LMM) companies with revenues of $7.5M+ and historically consistent cash - flow positive operations x Positive EBITDA less than $2M in trailing 12 - month period x Clearly identifiable “blueprint” for growth with potential breakout growth driven by internal or external factors x Industries wherein principals of 1847 have acquisition and/or management experience x Entrepreneurial owners seeking help building management team and infrastructure x Headquartered in North America What is the state of the LMM? o LMM companies represent 90%+ of US private companies o Over 90% of private equity capital deployed in middle market and larger deals Attractive Features ▪ Favorable supply - demand equation ▪ Value creation is easier given a ' smaller base ' ▪ Multiple expansion more likely as business grows ▪ ' Moral hazard ' risk more easily mitigated as sellers in the LMM more open to highly structured deals Challenges ▪ Management s trength and d epth ▪ Small value enterprise risk ▪ Capital market limitations 1847 Holdings LLC | OTCQB: EFSH | September 2020

11 Current Subsidiaries Headquartered in Grand Junction, Iowa, Neese Inc . has provided a wide array of products and services for the agricultural industry for over 28 years . Neese's largest and fastest growing revenue source is providing waste disposal and land application services primarily for the agricultural industry, as well as, industrial and municipal customers . (NYSE American: GOED) Acquired in 2019 , spun out as IPO on NYSE American in 2020 . EFSH holds 54 . 3 % of the outstanding shares of GOED post - IPO . Headquartered in St . Louis, Missouri, Goedeker’s has evolved from a local brick - and - mortar operation to one of the top 30 appliance retailers in the country . While Goedeker’s still maintains its St . Louis showroom, 90% + of sales are now generated through its e - commerce platform . The Company competes on selection, unbeatable low pricing and exceptional customer service . Asien’s Appliance, Inc . has been proudly serving Sonoma County and beyond for more than 70 years . The company provides a wide variety of appliance services, including sales, delivery/installation, in - home service and repair, extended warranties, and financing . 1847 Holdings LLC | OTCQB: EFSH | September 2020

Deal Flow Generation

OUTBOUND CALLING

- Sophisticated database construction
- ~1,000 intermediaries from 700 firms
- Systemic review and annual list update
- 4 professionals making 5-6 calls per week
- Cycle through list 2x per year

DIGITAL OUTREACH

- ~3,000 person mailing list
- Systematic review and update of list annually
- Develop specific marketing brochures

ONSITE MEETINGS

- Scheduled annual marketing visits
- 11 regions visited semiannually
- 2 professionals make regular trips

CONFERENCES

- Sponsor key events
- Attend a minimum of 8 conferences annually

Targeted Deal Universe: 550

Time Spent Marketing: 10%-25%

1847 Holdings LLC | OTCQB: EFSH | September 2020

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13 Acquisition Process Screen & Log Preliminary Diligence Preliminary Proposal Management Meeting Letter of Intent Diligence Internal Dialogue Financing Documentation Investment Committee Approval Fund and Close Pre - LOI Post - LOI 1847 Holdings LLC | OTCQB: EFSH | September 2020

14 Portfolio Company Management o Weekly dialogue with m anagement o Extensive strategic planning sessions o Quarterly board meetings o Active involvement of operating partners o Development of operating metrics, sales and financial reporting packages o Establish authority matrices and other governance best practices o Internal annual portfolio review process o Monitor portfolio diversification 1847 Holdings LLC | OTCQB: EFSH | September 2020

15 Financial Highlights Diversified revenues and customer base 2019 Segment Revenue (audited) Future acquisitions expected to further revenue diversification $0 $10 $20 $30 $40 $50 2017 2018 2019 Total Revenues (in millions) $0 $5 $10 $15 $20 3Q19 4Q19 1Q20 Quarterly Revenue (in millions) 20% 71% 9% Asien's Appliances Goedeker's Neese 1847 Holdings LLC | OTCQB: EFSH | September 2020

16 Value Creation Drive Deal Flo w Proactively drive deal flow with a willingness to investigate anything and everything without preconceived bias Buy Right Acquire stable, mature businesses at attractive prices Build to Own in Perpetuity Institute return driven metrics/accountability and introduce resources (personnel, processes or technology) to portfolio companies to drive growth while rewarding shareholders with annual dividends well covered by c ash a vailable for d istribution Be Ready to Sell At an opportune time, successfully sell subsidiaries at a profit 1847 Holdings LLC | OTCQB: EFSH | September 2020

17 The Typical Private Equity Fund: Return Scenario 1847 Holdings LLC | OTCQB: EFSH | September 2020 $4.0 Million Equity 40% of Entity Value $6.0 Million Debt 75% of Entity Value $12.5 Million Equity 62.5% of Entity Value $7.5 million Debt 37.5% of Entity Value $10MM Enterprise Value when Purchased □ M ost private equity funds generate returns for investors by prudently using debt in combination with a discriminate amount of equity to acquire and grow businesses independently, as part of a portfolio of investments that are not cross - collateralized. □ When the cost of the debt is constant, 100% of the business’ value appreciation in excess of debt service cost accrues to the equity (a dynamic which is very similar to real estate investing, commercial or residential. $20MM Enterprise Value when Sold 2 to 5 year Ownership Period

18 Goedekers Spin out Creates Long Term Value for EFSH Shareholders 1847 Holdings LLC | OTCQB: EFSH | September 2020 $0 of Equity $4.2 million of Seller financing, $2.9 million of Senior and Mezzanine Debt $55.0 Million of Equity $3.5 million of Senior Debt 2 to 5 year Ownership Period □ Goedekers ’ Enterprise Value: $58.5M □ EFSH owns 54.4% of NYSE: GOED □ Value to EFSH Shareholders: $29.9M TEV = $7.1 Million April 5, 2019 TEV = $58.5 Million July 31, 2020

19 Senior Leadership Team Ellery W. Roberts, Founder & CEO Edward J. Tobin, Managing Director Robert D. Barry, Director 18 years of private equity investing experience; directly involved in $3+ billion of transactions. Formed RW Capital Partners LLC, an investment manager, approved by the Investment Committee of the U.S. Small Business Administration in 2010 to raise and manage a Small Business Investment Company. Previously was a Managing Director of Parallel Investment Partners LP (formerly SKM Growth Investors LP), a Dallas - based private equity fund focused on recapitalizations, buyouts and growth capital investments in lower middle - market companies throughout the US; responsible for ~$400 million in invested capital across two funds. Prior to Parallel, was a principal at Lazard Freres & Co. working in their Real Estate Principal Investment Area, where he was a senior team member involved in the investment of over $2.4 billion of capital. Prior to joining Lazard in 1997, Mr. Roberts worked at Colony Capital, Inc., where he analyzed and executed transactions for Colony Investors II, L.P., a $625 million private equity fund, and prior to that, worked in the Corporate Finance Division of Smith Barney where he participated in a wide variety of investment banking activities. Previously a Director of Global Emerging Markets North America (GEM), where for 15 years managed Special Situations and Venture investing for GEM’s Partners Capital Fund; was also a principal and on the investment committee of the MENA Fund, a Shari’ah compliant private equity fund which was a joint venture between GEM and VC Bank, itself a Shari’ah compliant bank based in Bahrain. In addition, while at GEM, oversaw structured finance transactions in industries such as clean tech, consumer/retail, alternative finance, media, telecommunications, manufacturing, retailing, real estate and life sciences. Prior to joining GEM, was Managing Director of Lincklaen Partners, a private family investment office. Previously, a portfolio manager with Neuberger and Berman, managing both pension funds and private client capital in the public equity markets. Prior to N&B, was a VP of Nordberg Capital. Currently serves on the Boards of 1847 Holdings, Peekay Boutiques, PPI Management, and GEM Holdings, in addition to his various philanthropic activities. Director since January 2014. From April 2013 to August 2016, was CEO/CFO of Pawn Plus, a chain of six retail pawn stores in Pennsylvania and Ohio. Previously, served as Executive VP and CFO of Regional Management Corp. (NYSE: RM), a consumer loan company. Prior to joining RM, was the Managing Member of AccessOne Mortgage Company in Raleigh, North Carolina. During this time, also served as part - time CFO for Patriot State Bank and Nuestro Banco. Prior to his time at AccessOne , was Executive VP and CFO for Regional Acceptance Corporation (NASDAQ: REGA), a consumer finance company and prior to that he was a financial institutions partner in the Raleigh, North Carolina office of KPMG. Mr. Barry is a Certified Public Accountant licensed in North Carolina and Georgia. Paul A. Froning , Director Director since July 2020. Froning has served on the board of directors of 1847 Holdings since April 2013. In 2009, Mr. Froning co - founded Focus Healthcare Partners LLC, a Chicago - based private equity investment, advisory and asset management firm targeting the senior housing and healthcare sectors. Prior to that, from February 2008 to October 2009, Mr. Froning was a Managing Director in the private equity department of Fortress Investment Group LLC (NYSE: FIG), a publicly - traded New York - based private investment firm. Prior to that, Mr. Froning was the Chief Investment Officer and Executive Vice President of Brookdale Senior Living Inc. (NYSE: BKD), a publicly - traded affiliate of Fortress Investment Group LLC, from 2005 to 2008. Previously, Mr. Froning held senior investment positions at the private equity investment arms of Lazard Group LLC (NYSE: LAZ) and Security Capital Group, prior to its acquisition by GE Capital Corp., in addition to investment banking experience at Salomon Brothers, prior to its acquisition by Travelers Group, and the securities subsidiary of Principal Financial Group (NYSE: PSG). 1847 Holdings LLC | OTCQB: EFSH | September 2020

OTCQB: EFSH Corporate Headquarters 1847 Holdings LLC 590 Madison Avenue, 21st Floor New York, NY 10022 Phone: 212.417.9800 Fax: 917.793.5950 Web: 1847holdings.com Investor Relations Contact Craig Brelsford RedChip Companies Phone: 407.571.0902 Email: craig@redchip.com